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                             DIRECTOR CHOICE ACCESS

              HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO
                         HARTFORD LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED SEPTEMBER 19, 2000
                       TO THE PROSPECTUS DATED MAY 1, 2000


Effective October 16, 2000, the Mitchell Hutchins Series Trust Strategic Income Portfolio Sub-Account will be closed to new premium payments and transfer of existing Contract Values.

HV-2766
333-45301